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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------
                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 16, 2002


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-18711                 13-3437739
 ---------------------------      ----------------------      ----------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
        of incorporation)                                    Identification No.)



7 PENN PLAZA, SUITE 422, NEW YORK, NEW YORK                       10001
 (Address of principal executive offices)                       (Zip Code)



                                 (212) 563-1036
              (Registrant's telephone number, including area code)



            -------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

On December 16, 2002, the Company announced that its common stock has been de-listed from The Nasdaq National Market effective with the opening of business on Tuesday, December 17, 2002 and is not eligible to trade on the OTC Bulletin Board. The Company also announced that a Taiwanese corporation that owed money to Actrade pursuant to certain bills of exchange and that had guaranteed the obligations of one of its subsidiaries to the Company had been granted approval of its "application of business reconciliation" by the Taipei Chamber of Commerce. The approval of the "application of business reconciliation" has the effect of precluding the Company from starting or continuing any civil proceeding against the Taiwanese corporation.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits.

         The following exhibit is being furnished pursuant to Item 9 and shall not be deemed to be incorporated by reference into any other filings with the Securities and Exchange Commission made by Actrade Financial Technologies Ltd.

         EXHIBIT NO.              DESCRIPTION
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            99.1                  Press Release, dated December 16, 2002.



ITEM 9.    REGULATION FD DISCLOSURE.

         On December 16, 2002, Actrade Financial Technologies Ltd. issued a press release which is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 9.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACTRADE FINANCIAL TECHNOLOGIES LTD.



Date: December 16, 2002            By:  /s/ Richard McCormick
                                        ---------------------------------------
                                        Richard McCormick
                                        Chief Executive Officer


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                                  EXHIBIT INDEX


         EXHIBIT NO.       DESCRIPTION
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            99.1           Press Release, dated December 16, 2002.